PACE® Select Advisors Trust

December 20, 2021

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus"), Class P shares (the "Class P Prospectus") and Class P2 shares (the "Class P2 Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information (the "SAI"), each dated November 26, 2021.

Includes:

•  PACE® Mortgage-Backed Securities Fixed Income Investments

•  PACE® Intermediate Fixed Income Investments

•  PACE® Strategic Fixed Income Investments

•  PACE® Global Fixed Income Investments

•  PACE® High Yield Investments

•  PACE® Large Co Value Equity Investments

•  PACE® Large Co Growth Equity Investments

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® Small/Medium Co Growth Equity Investments

•  PACE® International Equity Investments

•  PACE® International Emerging Markets Equity Investments

•  PACE® Global Real Estate Securities Investments

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Dear Investor,

The purpose of this supplement is to update certain information for series (each, a "fund") of PACE Select Advisors Trust (the "Trust").

First, this supplement updates certain information regarding the investment subadvisory arrangements for PACE Large Co Growth Equity Investments. At the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has terminated Jackson Square Partners ("JSP") and Mar Vista Investment Partners ("Mar Vista") as subadvisors to the fund, effective as of the close of business on December 14, 2021. In addition, at the recommendation of UBS AM, the Board has appointed GQG Partners LLC ("GQG") and Polen Capital Management, LLC ("Polen") to serve as new subadvisors to the fund. GQG and Polen assumed investment advisory responsibility with respect to a separate portion of the fund's portfolio effective on December 15, 2021.

Second, this supplement updates certain information for PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, and PACE Global Real Estate Securities Investments. At the recommendation of UBS AM, the Board approved a change in each fund's "80%

ZS-1131

policy," such that each fund may take into account its (i) investments in securities of other investment companies that primarily hold investments that are representative of the fund's 80% policy and (ii) exposure to underlying securities that are relevant to the fund's 80% policy through derivatives transactions, for purposes of its 80% policy. The change to each fund's 80% policy is being made to clarify that investments in derivatives and other investment companies that provide exposure to the type of investment suggested by each fund's name will be counted for purposes of such fund's 80% policy. This change is expected to become effective on or about February 21, 2022.

I. PACE Large Co Growth Equity Investments

All references to "Jackson Square Partners", "JSP", "Mar Vista Investment Partners" or "Mar Vista" as a subadvisors to PACE Large Co Growth Equity Investments in the Prospectuses and SAI are hereby deleted.

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-captioned "Management process" beginning on page 40 of the Multi-Class Prospectus, page 42 of the Class P Prospectus and page 40 of the Class P2 Prospectus is revised by adding the following bullet points to the last paragraph of that section:

•  A strategy in which the subadvisor pursues a "growth style" of investing and seeks to capture market inefficiencies and invest in companies that it believes are reasonably priced and have strong fundamental business characteristics and sustainable and durable earnings growth.

•  A strategy in which the subadvisor invests in a focused portfolio of common stocks of large capitalization companies that it believes have a sustainable competitive advantage.

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 41 of the Multi-Class Prospectus, page 43 of the Class P Prospectus and page 41 of the Class P2 Prospectus is revised by adding the following as the second and third to last sentences of the first paragraph of that section:

GQG Partners LLC ("GQG") assumed day-to-day management of a separate portion of the fund's assets on December 15, 2021. Polen Capital Management, LLC ("Polen") assumed day-to-day management of a separate portion of the fund's assets on December 15, 2021.

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-captioned "Investment manager and advisor(s)" on page 42 of the Multi-Class Prospectus, page 44 of the Class P Prospectus and page 42 of the Class P2 Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

J.P. Morgan, GQG and Polen serve as the fund's subadvisors.

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-captioned "Portfolio management team" on page 42 of the Multi-Class Prospectus, page 44 of the Class P Prospectus and page 42 of the Class P2 Prospectus is revised by adding the following as the last bullet points of that section:

•  GQG—Rajiv Jain, Chairman and Chief Investment Officer, and James Anders, CFA, Senior Investment Analyst and Portfolio Manager, have been portfolio managers of the fund since December 2021.

•  Polen—Dan Davidowitz, Portfolio Manager and Analyst, and Brandon Ladoff, Portfolio Manager and Director of Research, have been portfolio managers of the fund since December 2021.

The section captioned "More information about the funds—PACE Large Co Growth Equity Investments" and sub-captioned "Management process" beginning on page 93 of the Multi-Class Prospectus, page 95 of the Class P Prospectus and page 91 of the Class P2 Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

J.P. Morgan Investment Management Inc. ("J.P. Morgan"), GQG Partners LLC ("GQG") and Polen Capital Management, LLC ("Polen") currently serve as the fund's subadvisors.

The same section of each Prospectus is revised by adding the following immediately prior to the second to last paragraph of that section:

In managing its portion of the fund's assets, GQG typically pursues a "growth style" of investing as it seeks to capture market inefficiencies which it believes are driven by investors' propensity to be too short-sighted and overly focused on quarter-to-quarter price movements rather than a company's fundamentals over a longer time horizon (5 years or more). GQG believes that this market inefficiency tends to lead investors to underappreciate the compounding potential of quality, growing companies. To identify this subset of companies, GQG generates investment ideas from a variety of sources, ranging from institutional knowledge and industry contacts to GQG's proprietary screening process that seeks to identify suitable companies based on several quality factors, such as rates of return on equity and total capital, margin stability and profitability. Ideas are then subject to rigorous fundamental analysis as GQG seeks to identify and invest in companies that it believes reflect higher quality opportunities on a forward-looking basis. Specifically, GQG seeks to buy companies that it believes are reasonably priced and have strong fundamental business characteristics and sustainable and durable earnings growth. GQG seeks to outperform peers over a full market cycle by seeking to capture market upside while limiting downside risk. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle. Many of the stocks in which the GQG invests may be considered to be "growth" stocks, in that they may have above-average rates of earnings growth and thus experience above-average increases in stock prices, subject to GQG's criteria for quality. GQG may also purchase stocks that would not fall into the traditional "growth" style box. GQG relies on individual stock selection driven by a bottom-up research process rather than seeking to add value based on "top-down", macro-based criteria.

GQG may sell a company if it believes that the company's long-term competitive advantage or relative earnings growth prospects have deteriorated, or GQG has otherwise lost conviction that the company reflects a higher quality opportunity than other available investments on a forward-looking basis. GQG also may sell a company if the company has met its price target or is involved in a business combination, if GQG identifies a more attractive investment opportunity, or if GQG wishes to reduce its portion of the fund's exposure to the company or a particular country or geographic region.

In managing its portion of the fund's assets, Polen invests in a focused portfolio of common stocks of large capitalization companies that it believes have a sustainable competitive advantage. Polen utilizes a bottom-up investment process that uses independent research to screen and identify investment candidates and build a concentrated and high-conviction portfolio of approximately 20 to 30 high-quality, durable and, in the view of the portfolio managers, lower-risk businesses. Polen employs financial and qualitative criteria (or guardrails) consistently, regardless of where a company is based or the industry or space in which it competes. These guardrails effectively shrink the investable universe from several thousand listed stocks to approximately 150 investment candidates, making Polen's investment process relatively efficient.

As well as bringing consistency and transparency to the investment process, Polen believes that its financial guardrails build in a strong bias toward larger capitalization businesses with organic growth at stable to increasing margins, little or no debt, high conversion of accounting earnings to cash flow and sustainably high returns on capital (typically above 20% on an economic basis). Businesses that employ financial engineering to enhance growth, as well as those that employ meaningful amounts of debt relative to cash flow, are likely to fall outside Polen's guardrails. Further, Polen's quality guardrails tend to eliminate companies classified in sectors such as financials, industrials, energy, materials, utilities, and real estate. Polen's sell discipline is the mirror image of its buy discipline. Polen strives for unemotional selling whenever a holding no longer clearly meets its financial and quality guardrails.

Polen believes stock prices follow earnings growth over time and it expects investment performance will be driven by business performance measured by earnings (the average rate of compound earnings per share growth) over a typical holding period. Polen aims to gain a thorough understanding of each business, its margin of safety, growth prospects, competitive moat, industry dynamics and management track record. The investment team also analyzes any material ESG-related risks. This deep-dive research involves a thorough examination of SEC filings, news releases, management presentations, earnings announcements and related conference calls, and any other relevant public information. The portfolio managers are responsible for the final determination anticipating that each investment candidate will contribute positively to the portfolio's earnings growth while presenting a minimal level of risk.

The investment guardrails limit portfolio holdings, and any candidates for investment are those Polen views as more sustainable and predictable businesses, which gives Polen an extra degree of confidence in its estimates of long-term earnings growth. Polen's earnings estimates are based on conservative assumptions and are cash-adjusted to improve comparability and overcome the complexity of different accounting systems. The expected return calculations also factor in the return of capital to shareholders (dividends or share buybacks) provided they are funded with excess cash flow beyond the company's investment requirements. An investment candidate is generally added to the portfolio only if Polen expects it to generate a double-digit annualized return over a 5-year holding period.

Once an investment candidate has been included in the portfolio, Polen begins a process of ongoing monitoring and review of the business, designed mainly to identify any changes to an investment case. Companies in the portfolio are subject to continued quantitative screens and fundamental analysis. If a holding no longer meets the criteria that the investment team is looking for, then a decision is made to sell it irrespective of the market.

The section captioned "Management" and sub-captioned "PACE Large Co Growth Equity Investments" beginning on page 152 of the Multi-Class Prospectus, page 151 of the Class P Prospectus and page 142 of the Class P2 Prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

J.P. Morgan Investment Management Inc. ("J.P. Morgan"), GQG Partners LLC ("GQG") and Polen Capital Management, LLC ("Polen") serve as subadvisors for PACE Large Co Growth Equity Investments.

The same section of each Prospectus is revised by adding the following as the last paragraphs of that section:

GQG is a Delaware limited liability company founded in 2016 and its principal place of business is located at 450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301. GQG provides investment management services for institutions, mutual funds and other investors using emerging markets, global, international and US equity investment strategies. GQG is a subsidiary of GQG Partners Inc., a Delaware corporation that is listed on the Australian Securities Exchange. As of October 31, 2021, GQG had approximately $90.4 billion in assets under management. Rajiv Jain is the lead portfolio manager for the portion of the fund managed by GQG, and James Anders, CFA, is the deputy portfolio manager. Under normal circumstances, Mr. Jain makes all investment decisions with respect to the portion of the fund managed by GQG in his sole discretion. Mr. Anders collaborates with Mr. Jain on all aspects of security selection and portfolio construction with respect to the portion of the fund managed by GQG.

Rajiv Jain, Chairman and Chief Investment Officer of GQG, serves as the lead portfolio manager for the portion of the fund managed by GQG. Prior to joining GQG in 2016, Mr. Jain served as a Co-Chief Executive Officer, Chief Investment Officer and Head of Equities at Vontobel Asset Management ("Vontobel"). He joined Vontobel in 1994 as an equity analyst and associate manager of its international equity portfolios.

James Anders, CFA, Senior Investment Analyst and Portfolio Manager at GQG, serves as the deputy portfolio manager of the portion of the fund managed by GQG. Prior to joining GQG in 2017, Mr. Anders was a Senior Vice President and research analyst at Mercator Asset Management, where his regional research responsibilities included Benelux and Latin America. From 2008 to 2013, Mr. Anders served as a research analyst at Consilium Investment Management. Earlier in his career, he served as a Senior Analyst with SGS Asset Management from 2002 to 2008. Mr. Anders began his investment career in 1993, serving in a variety of investment roles with several boutique investment firms.

Polen is a Delaware limited liability company with its principal address at 1825 N.W. Corporate Boulevard, Suite 300, Boca Raton, Florida 33431. Polen is an independently owned, employee-controlled global investment management firm advising approximately $76.29 billion in assets as of September 30, 2021.

Dan Davidowitz is a Portfolio Manager and Analyst at Polen Capital Management. He joined Polen Capital in 2005. He is the lead portfolio manager of the firm's flagship Focus Growth strategy. Prior to joining Polen Capital, Mr. Davidowitz spent five years as Vice President and Research Analyst at Osprey Partners Investment Management. Before joining Osprey Partners, Mr. Davidowitz spent one year as a Research Analyst at Value Line, Inc. and five years in the health care sector, holding various analytical positions at Memorial Sloan-Kettering Cancer Center. Mr. Davidowitz is a CFA charterholder. He is a board member of the American Association of Caregiving Youth (AACY) and a member of the CFA Institute and the CFA Society of South Florida.

Brandon Ladoff is a Portfolio Manager and Director of Research at Polen Capital Management. He joined Polen Capital in 2013. He is co-portfolio manager of the Focus Growth strategy. Prior to joining Polen Capital, Mr. Ladoff spent over four years as a corporate lawyer at Willkie Farr & Gallagher LLP. Prior to that, he spent a year as a Tax Associate at PricewaterhouseCoopers LLP.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Large Co Growth Equity Investments" beginning on page 10 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

J.P. Morgan Investment Management Inc. ("J.P. Morgan"), GQG Partners LLC ("GQG") and Polen Capital Management, LLC ("Polen") serve as the fund's subadvisors.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Large Co Growth Equity Investments" beginning on page 99 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreements for this fund with J.P. Morgan Investment Management Inc. ("J.P. Morgan"), GQG Partners LLC ("GQG") and Polen Capital Management, LLC ("Polen"), UBS AM (not the fund) pays each of J.P. Morgan, GQG and Polen a fee based on the fund's average daily net assets that each manages.

The same section of the SAI is revised by adding the following as the last two paragraphs of that section:

GQG, a Delaware limited liability company founded in 2016, is an SEC registered investment adviser. GQG is a subsidiary of GQG Partners Inc., a Delaware corporation that is listed on the Australian Securities Exchange. The majority owner of GQG Partners Inc. is QVFT, LLC, which is controlled by Rajiv Jain, GQG's Chairman and Chief Investment Officer.

Polen is an independently controlled, employee-managed firm, structured as a limited liability company. Currently, 72% of the ownership interests in the firm are held by employees through investment in Polen Capital Holdings LP, 20% of the ownership interests are held by iM Global Partner and 8% of the ownership interests are held by Polen Family Holdings Inc., with each of iM Global Partner and Polen Family Holdings Inc. holding a passive interest in the firm. Polen is controlled by the Management Committee of the firm. The Management Committee is comprised of Stan C. Moss, CEO, Daniel Davidowitz, Portfolio Manager and Analyst, and Damon Ficklin, Head of Team, Portfolio Manager and Analyst, and the Management Committee is controlled by Messrs. Moss and Davidowitz.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Large Co Growth Equity Investments" beginning on page 132 of the SAI is revised by replacing the caption of that section with the following:

PACE Large Co Growth Equity Investments—J.P. Morgan Investment Management Inc., GQG Partners LLC and Polen Capital Management, LLC.

The same section of the SAI is revised by adding the following as the last paragraphs of that section:

GQG Partners LLC. GQG Partners LLC ("GQG") votes proxies of companies owned by clients who have granted it voting authority and has adopted and implemented written policies and procedures governing the voting of client securities where it has such authority. GQG has retained ISS (the "voting agent") to assist in the coordination and voting of proxies.

GQG's policy is to vote proxies in the interest of maximizing value for its clients. To that end, GQG will vote in a way that it believes is most likely to further the economic value of each investment for its expected holding period. GQG supplements guidance from its voting agent with its evaluation of client proxies.

GQG's procedures are reasonably designed to assure that GQG votes every eligible share with the exception of shares domiciled in share blocking countries and certain ordinary shares in foreign markets. Share blocking countries restrict share transactions for various periods surrounding the meeting date. GQG has taken the position that share liquidity generally has a higher value than the vote and usually does not vote shares subject to transaction restrictions. Some international markets require special powers of attorney to vote certain ordinary shares. These markets are few, and GQG's ordinary share holdings are relatively modest when weighed against the onerous documentation requirements. Generally, GQG has determined not to attempt to qualify its proxy votes for these shares.

GQG's proxy voting procedures address potential conflicts of interest in connection with voting proxies. Such a conflict could arise if, for example, the company issuing proxies was affiliated with a client of GQG. Any material conflict between GQG's interests and those of a client will be resolved in the best interests of the client. In the event GQG becomes aware of such a conflict, GQG will (a) disclose the conflict and obtain the client's consent before voting its shares, (b) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of our voting agent or (c) make other voting arrangements consistent with its fiduciary obligations.

Polen Capital Management, LLC. Polen believes proxy voting is a powerful tool that allows the subadvisor the opportunity to directly influence corporate policy in a way it believes will maximize shareholder value. Polen may also leverage proxy voting matters in company management discussions to express its views and deepen its knowledge about the company. The investment team members undertake close review and consideration of all proxy votes for governance matters and shareholder proposal topics.

Polen utilizes a third-party service provider, ISS, for research and recommendations on proxy issues, and for facilitating the processing of its ultimate selections for each proxy vote. Polen specifically uses ISS's Sustainability Voting Guidelines, which support positive corporate ESG actions that promote practices that present new opportunities or mitigate related financial and reputational risks.

In voting proxies, Polen will consult ISS's Sustainability Voting Guidelines but will make an independent decision for each vote. If the investment team disagrees with ISS's recommendation, the reasons are documented.

The section captioned "Portfolio managers" and sub-captioned "PACE Large Co Growth Equity Investments—Jackson Square Partners, LLC, Mar Vista Investment Partners, LLC and J.P. Morgan Investment Management Inc." beginning on page 199 of the SAI is revised by replacing the caption of that section with the following:

PACE Large Co Growth Equity Investments—J.P. Morgan Investment Management Inc., GQG Partners LLC and Polen Capital Management, LLC.

The same section of the SAI is revised by adding the following as the last two sub-sections of that section:

GQG Partners LLC.

Rajiv Jain and James Anders are the portfolio managers primarily responsible for the day-to-day management of GQG's allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of October 31, 2021:

Rajiv Jain:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	11	37	44
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	7
Assets Managed (in millions)	$34,424	$32,511	$23,317
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$304	$7,612

James Anders:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$102	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential Conflicts of Interest. The portfolio managers are also responsible for managing other account portfolios in addition to the fund, including account portfolios in which they and/or other employees of GQG have an ownership interest.

The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with the management of the fund's investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the fund and other accounts presents a variety of potential conflicts of interests. For example, a portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by a portfolio manager may compensate GQG based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for GQG to favor higher fee-paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. GQG has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equitably.

Another potential conflict could arise in instances in which securities considered as investments for the fund are also appropriate investments for other investment accounts managed by GQG. When a decision is made to buy or sell a security for the fund and one or more of the other accounts, GQG may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, GQG employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. GQG has implemented specific policies and procedures to address any potential conflicts.

GQG may invest in securities of companies issued by broker-dealers (or their affiliates) used by GQG to effect transactions for client accounts, including the fund. In addition, from time to time, GQG directs trades to broker-dealers that are clients of GQG (or are affiliated with clients of GQG, including without limitation, UBS AM) that provide investment banking or other financial services to GQG (or are affiliated with companies that provide such services) and/or that sponsor pooled vehicles to which GQG provides investment advisory services (or are affiliated with such sponsors). These various business relationships with other companies give rise to conflicts of interest and incentives to favor the interests of these companies when GQG provides services to the fund and its other clients. GQG has adopted policies and procedures that are designed to address such conflicts of interest to help ensure that it acts in a manner that is consistent with its fiduciary obligations to all clients.

Compensation. Mr. Jain, the lead portfolio manager, receives a fixed salary, retirement benefits and investment management services from GQG. Mr. Anders, the deputy portfolio manager, receives a fixed salary, variable compensation, retirement benefits and investment management services from GQG. The variable compensation for the deputy portfolio manager includes a discretionary annual bonus that is based on both a qualitative and quantitative evaluation of the deputy portfolio manager's performance and GQG's overall performance and profitability. A portion of the deputy portfolio manager's bonus is typically paid in cash each year, and the remainder of the bonus is normally allocated to a deferred compensation plan, subject to a vesting schedule and paid out over time (e.g., 3 years). Amounts deferred under the plan earn the rate of return earned by a certain mutual fund managed by GQG, calculated gross of management fees but net of other operating expenses. No portfolio manager's compensation is directly based on the value of assets in the fund's portfolio. In addition, from time-to-time, employees of GQG, including the deputy portfolio manager, may receive an award of restricted stock units in GQG's parent company, GQG Partners Inc. The grant of any such award is subject to the discretion of the Board of Directors of GQG Partners Inc.

Ownership of fund shares. As of October 31, 2021, the portfolio managers did not own shares of the fund.

Polen Capital Management, LLC.

Dan Davidowitz and Brandon Ladoff are the portfolio managers primarily responsible for the day-to-day management of Polen's allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of October 31, 2021:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	7	3,835
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	4
Assets Managed (in millions)	$14,346.35	$7,004.60	$46,811.43
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$2,793.13

Potential Conflicts of Interest. Polen provides advisory services to other clients that invest in securities of the same type in which the fund invests. Polen is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the funds and other accounts, the funds receive fair and equitable allocation of these orders, particularly where affiliated accounts may participate. Polen attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation that provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. The following are all components of compensation for both investment and non-investment personnel:

1)  Competitive base salary—The firm uses compensation surveys, relative peer comparisons and McLagan data during recruiting to ensure base salaries are competitive.

2)  Individual bonuses—An annual bonus pool is funded based on competitive market analysis. Individual bonuses then are determined based upon a balanced scorecard methodology, which is outlined below.

Balanced Scorecard

Each employee is evaluated on the following three criteria:

a)  Culture—does the employee represent the core values of the firm and does the employee lead by example regarding autonomy, integrity and purpose?

b)  Core Skills—does the employee's skill set meet, exceed or fall below the requirements of the job and is the employee training to continuously improve toward mastery of a particular skill?

c)  Client—since the client comes first, is the employee adding value toward achieving the firm's mission and is the employee adding value to client interactions?

3)  Retirement Savings Plan—At the end of each calendar year or monthly, the firm allocates contributions to country specific retirement savings plans that enable our employees to invest in our funds alongside our clients and strengthen our alignment with clients. Individual contributions are formulaic based on plan documents and country specific governing rules.

4)  Firm bonuses—Each year, the firm sets goals related to client retention and growth. When firm goals are achieved, the firm allocates additional bonus pool funds to all employees who are not commission based or equity participants.

5)  Equity owners and phantom equity (long-term incentive plan) participants receive their pro rata allocation of annual profits.

The firm is dedicated to retaining high-performing employees with competitive compensation. Future equity participation through our phantom equity plan will be evaluated annually.

Ownership of fund shares. As of October 31, 2021, the portfolio managers did not own shares of the fund.

II. PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, and PACE Global Real Estate Securities Investments.

Effective on or about February 21, 2022, the Prospectuses and SAIs are hereby revised as follows:

The section captioned "PACE Intermediate Fixed Income Investments Fund summary" and sub-captioned "Principal investments" on page 10 of the Multi-Class Prospectus, beginning on page 12 of the Class P Prospectus and on page 10 of the Class P2 Prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, which may be represented by derivatives.

The section captioned "PACE Strategic Fixed Income Investments Fund summary" and sub-captioned "Principal investments" on page 15 of the Multi-Class Prospectus, beginning on page 18 of the Class P Prospectus and on page 15 of the Class P2 Prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities, which may be represented by derivatives.

The section captioned "PACE Global Fixed Income Investments Fund summary" and sub-captioned "Principal investments" on page 25 of the Multi-Class Prospectus, beginning on page 27 of the Class P Prospectus and on page 24 of the Class P2 Prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, which may be represented by derivatives.

The section captioned "PACE High Yield Investments Fund summary" and sub-captioned "Principal investments" on page 30 of the Multi-Class Prospectus, beginning on page 33 of the Class P Prospectus and on page 30 of the Class P2 Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Such investments may be represented by derivatives or by investments in securities of other investment companies that invest primarily in such high yield fixed income securities.

The section captioned "PACE International Equity Investments Fund summary" and sub-captioned "Principal investments" on page 53 of the Multi-Class Prospectus, beginning on page 55 of the Class P Prospectus and on page 53 of the Class P2 Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

Such investments may be represented by derivatives or by investments in securities of other investment companies that invest primarily in equity securities.

The section captioned "Additional information about investment objectives, principal risks and investment strategies" and sub-captioned "Name-linked investment policies" on page 128 of the Multi-Class Prospectus and page 127 of the Class P2 Prospectus is revised by replacing the last sentence of that section with the following:

Each fund (except PACE Municipal Fixed Income Investments and PACE Alternative Strategies Investments) may include as counting toward its 80% policy securities that are the type of investment suggested by each respective fund's name that are represented by derivatives, or by investments in securities of other investment companies that invest primarily in securities that are the type of investment suggested by each respective fund's name.

The section captioned "Additional information about investment objectives, principal risks and investment strategies" and sub-captioned "Name-linked investment policies" on page 131 of the Class P Prospectus is revised by replacing the last sentence of that section with the following:

Each fund (except UBS Government Money Market Investments Fund, PACE Municipal Fixed Income Investments and PACE Alternative Strategies Investments) may include as counting toward its 80% policy securities that are the type of investment suggested by each respective fund's name that are represented by derivatives, or by investments in securities of other investment companies that invest primarily in securities that are the type of investment suggested by each respective fund's name.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Mortgage-Backed Securities Fixed Income Investments" beginning on page 4 of the SAI is revised by adding the following as the last sentence of the first paragraph of that section:

The fund may include as counting toward its 80% policy mortgage-related fixed income instruments that are represented by derivatives or by investments in securities of other investment companies that invest primarily in mortgage-related fixed income instruments.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Intermediate Fixed Income Investments" beginning on page 5 of the SAI is revised by replacing the fourth sentence of the first paragraph of that section with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, which may be represented by derivatives.

The same section of the SAI is revised by adding the following as the last sentence of the first paragraph of that section:

The fund may include as counting toward its 80% policy fixed income securities that are represented by investments in securities of other investment companies that invest primarily in fixed income securities.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Strategic Fixed Income Investments" beginning on page 6 of the SAI is revised by replacing the fourth sentence of the first paragraph of that section with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities, which may be represented by derivatives.

The same section of the SAI is revised by adding the following as the last sentence of the first paragraph of that section:

The fund may include as counting toward its 80% policy investment grade fixed income securities that are represented by investments in securities of other investment companies that invest primarily in investment grade fixed income securities.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Global Fixed Income Investments" beginning on page 7 of the SAI is revised by replacing the third sentence of the first paragraph of that section with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, which may be represented by derivatives.

The same section of the SAI is revised by adding the following as the last sentence of the first paragraph of that section:

The fund may include as counting toward its 80% policy fixed income securities that are represented by investments in securities of other investment companies that invest primarily in fixed income securities.

The section captioned "The funds and their investment policies" and sub-captioned "PACE High Yield Investments" on page 8 of the SAI is revised by replacing the sixth sentence of the first paragraph of that section with the following:

Such investments may be represented by derivatives or by investments in securities of other investment companies that invest primarily in such high yield fixed income securities.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Large Co Value Equity Investments" on page 9 of the SAI is revised by adding the following as the last sentence of the first paragraph of that section:

The fund may include as counting toward its 80% policy equity securities issued by large capitalization companies that are represented by derivatives or by investments in securities of other investment companies that invest primarily in equity securities of large capitalization companies.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Small/Medium Co Value Equity Investments" on page 11 of the SAI is revised by adding the following as the second to last sentence of the first paragraph of that section:

The fund may include as counting toward its 80% policy equity securities issued by small/medium capitalization companies that are represented by derivatives or by investments in securities of other investment companies that invest primarily in equity securities of small/medium capitalization companies.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Small/Medium Co Growth Equity Investments" on page 11 of the SAI is revised by adding the following as the last sentence of the first paragraph of that section:

The fund may include as counting toward its 80% policy equity securities issued by small/medium capitalization companies that are represented by derivatives or by investments in securities of other investment companies that invest primarily in equity securities of small/medium capitalization companies.

The section captioned "The funds and their investment policies" and sub-captioned "PACE International Equity Investments" on page 12 of the SAI is revised by replacing the seventh sentence of the first paragraph of that section with the following:

Such investments may be represented by derivatives or by investments in securities of other investment companies that invest primarily in equity securities.

The section captioned "The funds and their investment policies" and sub-captioned "PACE International Emerging Markets Equity Investments" on page 12 of the SAI is revised by adding the following as the last sentence of the first paragraph of that section:

The fund may include as counting toward its 80% policy equity securities that are tied economically to emerging market countries that are represented by derivatives.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Global Real Estate Securities Investments" on page 13 of the SAI is revised by adding the following as the last sentence of the first paragraph of that section:

The fund may include as counting toward its 80% policy securities of companies in the real estate industry that are represented by derivatives, including swap agreements or futures contracts, or by investments in securities of other investment companies that invest primarily in securities of companies in the real estate industry.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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